UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.405).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01.     Regulation FD Disclosure.

First US Bancshares, Inc. (“FUSB”) will participate in the upcoming 2019 Gulf South Bank Conference in New Orleans, Louisiana (the “Gulf State Conference”). FUSB President and Chief Executive Officer, James F. House, and FUSB Chief Financial Officer, Thomas S. Elley, will make a presentation beginning at 3:15 p.m. Central Time on May 6, 2019. Investors may access a live, listen-only webcast of the event by visiting FUSB’s investor relations website at firstusbank.com/Investors and clicking on an available link.

FUSB has prepared presentation materials for use during the Gulf State Conference, which materials are being furnished as Exhibit 99.1 and incorporated herein by reference. These materials include, among other things, a review of financial results and trends through the period ended March 31, 2019. In addition to their use during the Gulf State Conference, the materials are intended to be made available to shareholders, analysts and investors, including investor groups participating in other forums and sponsored investor conferences, during the quarter ending June 30, 2019, or until updated materials are furnished. A copy of the materials will be available on FUSB’s investor relations website, which may be accessed at firstusbank.com/Investors.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

The exhibit listed below in the Exhibit Index is being furnished pursuant to Regulation FD as part of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit No.	Description of Exhibit
99.1

Investor presentation materials to be used at the Gulf State Conference and made available to shareholders, analysts and investors during the quarter ending June 30, 2019, or until updated materials are furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019	FIRST US BANCSHARES, INC.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Chief Financial Officer